SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
January 21, 2004

eCollege.com
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28393 (Commission File Number)	84-1351729 (I.R.S. Employer Identification No.)

4900 South Monaco Street
Denver, Colorado 80237
 (Address of principal executive offices)

(303) 873-7400
Registrant's telephone number, including area code

N/A
Former Name or Former Address, if Changed Since Last Report

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibits. The following exhibits are furnished with this report.

Exhibit Number	Description
99.1	Press release dated January 21, 2004, "eCollege(SM) Announces Guidance for 2004; eCollege Increases Prior Guidance for Revenue and EBITDA"

ITEM 9. REGULATION FD DISCLOSURE

On January 21, 2004, eCollege issued a press release outlining financial guidance for 2004. The information contained in the press release dated January 21, 2004 is incorporated herein by reference and furnished as Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2004

eCollege.com
By: /s/ Oakleigh Thorne Oakleigh Thorne, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated January 21, 2004, "eCollege(SM) Announces Guidance for 2004; eCollege Increases Prior Guidance for Revenue and EBITDA"